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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    We, the undersigned directors and officers of Evans Withycombe Residential, Inc. do hereby constitute and appoint Stephen O. Evans, F. Keith Withycombe and Paul R. Fannin our true and lawful attorney and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names and in the capacities indicated below, any and all amendments (including post-effective amendments) to this Registration Statement, or any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and we do hereby ratify and confirm all that the said attorney and agent shall do or cause to be done by virtue hereof.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

     /s/ STEPHEN O. EVANS       Chairman of the Board of
------------------------------    Directors and Chief
       Stephen O. Evans           Executive Officer          December 13, 1996
                                  (Principal Executive
                                  Officer)

   /s/ F. KEITH WITHYCOMBE
------------------------------  President, Chief Operating   December 13, 1996
     F. Keith Withycombe          Officer and Director

      /s/ PAUL R. FANNIN        Senior Vice President and
------------------------------    Chief Financial Officer
        Paul R. Fannin            (Principal Financial and   December 13, 1996
                                  Accounting Officer)

     /s/ RICHARD G. BERRY
------------------------------  Executive Vice President     December 13, 1996
       Richard G. Berry           and Director

     /s/ JOSEPH F. AZRACK
------------------------------  Director                     December 13, 1996
       Joseph F. Azrack

    /s/ G. PETER BIDSTRUP
------------------------------  Director                     December 13, 1996
      G. Peter Bidstrup

    /s/ JOSEPH W. O'CONNOR
------------------------------  Director                     December 13, 1996
      Joseph W. O'Connor

   /s/ JOHN O. THEOBALD II
------------------------------  Director                     December 13, 1996
     John O. Theobald II